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                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-60111 of Superior Financial Corp. on Form S-1 of our reports dated January 16, 1998, and January 13, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                      /s/ Deloitte & Touche LLP


Little Rock, Arkansas
November 25, 1998